MONEYGRAM INTERNATIONAL, INC.

2004 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT
As Amended February 16, 2005

Shares of Restricted Stock are hereby awarded by MoneyGram International, Inc. (Corporation), a Delaware corporation, effective      , to      (Employee) in accordance with the following terms and conditions:

1. Share Award. The Corporation hereby awards the Employee      Shares (Shares) of Common Stock, par value $0.01 per share (Common Stock) of the Corporation pursuant to the MoneyGram International, Inc. 2004 Omnibus Incentive Plan (Plan), and upon the terms and conditions, and subject to the restrictions therein and hereinafter set forth.

2. Restrictions on Transfer and Restriction Period. During the period commencing on the effective date hereof (Commencement Date) and terminating 3 years thereafter (Restriction Period), the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Employee, except as hereinafter provided. The Restriction Period shall lapse and full ownership of Shares will vest at the end of the Restriction Period, subject to forfeiture pursuant to paragraph 3.

The Board of Directors (Board) shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares, prior to the expiration of the Restriction Period with respect thereto, or to remove any or all of such restrictions, whenever the Board may determine that such action is appropriate by reason of change in applicable tax or other law, or other change in circumstances.

3. Forfeiture and Repayment Provisions.

(a) Termination of Employment. Except as provided in this paragraph 3 and in paragraph 8 below or as otherwise may be determined by the Board, if the Employee ceases to be an Employee of the Corporation or any of its Affiliates (as defined in the Plan) for any reason, all Shares which at the time of such termination of employment are subject to the restrictions imposed by paragraph 2 above shall upon such termination of employment be forfeited and returned to the Corporation. Except as otherwise specifically determined by the Human Resources Committee in its absolute discretion on a case by case basis, if the Employee is terminated by the Corporation or any of its Affiliates for any reason (other than for Cause, as defined in the Plan, or for failure to meet performance expectations, as determined by the Chief Executive Officer of the Corporation), or if the Employee ceases to be an employee of the Corporation or any of its Affiliates by reason of death or total or partial disability, full ownership of the Shares will occur to the extent not previously earned, upon lapse of the Restriction Period as set forth in paragraph 2. If the Employee ceases to be an employee of the Corporation or any of its Affiliates by reason of normal or early retirement, as defined in the Plan, full ownership of the Shares will occur upon lapse of the Restriction Period as set forth in paragraph 2 and dividends will be paid through such period, in each case on a pro-rata basis, calculated based on the percentage of time such Employee was employed by the Corporation or any of its Affiliates from the Commencement Date through the date the Employee ceases to be an employee of the Corporation or any of its Affiliates.

(b) Non-Compete. Unless a Change of Control (as defined in the Plan) shall have occurred after the date hereof:

(i) In order to better protect the goodwill of the Corporation and its Affiliates and to prevent the disclosure of the Corporation’s or its Affiliates’ trade secrets and confidential information and thereby help insure the long-term success of the business, Employee, without prior written consent of the Corporation, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, agent, consultant, owner of more than five (5) percent of any enterprise or otherwise, for a period of two (2) years following the date of Employee’s termination of employment with the Corporation or any of its Affiliates, in connection with the manufacture, development, advertising, promotion, design, or sale of any service or product which is the same as or similar to or competitive with any services or products of the Corporation or its Affiliates (including both existing services or products as well as services or products known to the Employee, as a consequence of Employee’s employment with the Corporation or one of its Affiliates, to be in development):

(1) with respect to which Employee’s work has been directly concerned at any time during the two (2) years preceding termination of employment with the Corporation or one of its Affiliates, or

(2) with respect to which during that period of time Employee, as a consequence of Employee’s job performance and duties, acquired knowledge of trade secrets or other confidential information of the Corporation or its Affiliates.

(ii) For purposes of the provisions of paragraph 3(b), it shall be conclusively presumed that Employee has knowledge of information he or she was directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(iii) All Shares subject to the restrictions imposed by paragraph 2 above shall be forfeited and returned to the Corporation, if Employee engages in any conduct agreed to be avoided pursuant to the provisions of paragraph 3(b) at any time within two (2) years following the date of Employee’s termination of employment with the Corporation or any of its Affiliates.

(iv) If, at any time within two (2) years following the date of Employee’s termination of employment with the Corporation or any of its Affiliates, Employee engages in any conduct agreed to be avoided pursuant to the provisions of paragraph 3(b), then all consideration (without regard to tax effects) received directly or indirectly by Employee from the sale or other disposition of all Shares which vest during the two (2) year period prior to Employee’s termination from employment shall be paid by Employee to the Corporation, or such Shares shall be returned to the Corporation. Employee consents to the deduction from any amounts the Corporation or any of its Affiliates owes to Employee to the extent of the amounts Employee owes the Corporation hereunder.

(c) Misconduct. Unless a Change of Control shall have occurred after the date hereof:

(i) All consideration (without regard to tax effects) received directly or indirectly by Employee from the sale or other disposition of the Shares shall be paid by Employee to the Corporation or such Shares shall be returned to the Corporation, if the Corporation reasonably determines that during Employee’s employment with the Corporation or any of its Affiliates:

(1) Employee knowingly participated in misconduct that causes a misstatement of the financial statements of MoneyGram International, Inc. or any of its Affiliates or misconduct which represents a material violation of any code of ethics of the Corporation applicable to Employee or of the Always Honest compliance program or similar program of the Corporation; or

(2) Employee was aware of and failed to report, as required by any code of ethics of the Corporation applicable to Employee or by the Always Honest compliance program or similar program of the Corporation, misconduct that causes a misstatement of the financial statements of MoneyGram International, Inc. or any of its Affiliates or misconduct which represents a material knowing violation of any code of ethics of the Corporation applicable to Employee or of the Always Honest compliance program or similar program of the Corporation.

(ii) Employee consents to the deduction from any amounts the Corporation or any of its Affiliates owes to Employee to the extent of the amounts Employee owes the Corporation under this paragraph 3(c).

(d) Acts Contrary to Corporation. Unless a Change of Control shall have occurred after the date hereof, if the Corporation reasonably determines that at any time within two (2) years after the lapse of the Restriction Period Employee has acted significantly contrary to the best interests of the Corporation, including, but not limited to, any direct or indirect intentional disparagement of the Corporation, then all consideration (without regard to tax effects) received directly or indirectly by Employee from the sale or other disposition of all Shares which vest during the two (2) year period prior to the Corporation’s determination shall be paid by Employee to the Corporation, or such Shares shall be returned to the Corporation. Employee consents to the deduction from any amounts the Corporation or any of its Affiliates owes to Employee to the extent of the amounts Employee owes the Corporation under this paragraph 3(d).

(e) The Corporation’s reasonable determination required under Sections 3(c)(i) and 3(d) shall be made by the Human Resources Committee of the Corporation’s Board of Directors, in the case of executive officers of the Corporation, and by the Chief Executive Officer and General Counsel of the Corporation, in the case of all other officers and employees.

4. Certificates for the Shares. The Corporation shall issue a certificate in respect of the Shares in the name of the Employee, the number of Shares of which shall equal the amount of the award specified herein, and shall hold such certificate on deposit for the account of the Employee until the expiration of the restrictions set forth in paragraph 2 above with respect to the Shares represented thereby. In the alternative, the Corporation may, at its option, issue the shares in book entry. The certificate or book entry shall bear the following legend:

The transferability of this certificate and the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the MoneyGram International, Inc. 2004 Omnibus Incentive Plan and an Agreement entered into between the registered owner and MoneyGram International, Inc.. Copies of such Plan and Agreement are on file with the Vice President-General Counsel of MoneyGram International, Inc., 1550 Utica Avenue South, Minneapolis, MN 55416.

The Employee further agrees that simultaneously with his or her acceptance of this Agreement, he or she shall execute a stock power covering such award endorsed in blank and that he or she shall promptly deliver such stock power to the Corporation.

5. Employee’s Rights. Except as otherwise provided herein, the Employee, as owner of the Shares, shall have all rights of a shareholder, including, but not limited to, the right to receive all dividends paid on the Shares and the right to vote the Shares.

6. Expiration of Restriction Period. Upon the lapse or expiration of the Restriction Period with respect to any Shares, the Corporation shall redeliver to the Employee the certificate in respect of such Shares (reduced appropriately in number in the event of early or normal retirement) and the related stock power held by the Corporation pursuant to paragraph 4 above, or shall cause the restrictive legend associated with the book entry for the shares to be expunged. The Shares as to which the Restriction Period shall have lapsed or expired and which are represented by such certificate or book entry shall be free of the restrictions referred to in paragraph 2 above and such certificate or book entry shall not bear thereafter the legend provided for in paragraph 4 above.

To the extent permissible under applicable tax, securities, and other laws, the Corporation may, in its sole discretion, permit Employee to satisfy a tax withholding requirement by directing the Corporation to apply Shares to which Employee is entitled as a result of termination of the Restricted Period with respect to any Shares of Restricted Stock, in such manner as the Corporation shall choose in its discretion to satisfy such requirement.

7. Adjustments for Changes in Capitalization of Corporation. In the event of a change in the Common Stock through stock dividends, stock splits, recapitalization or other changes in the corporate structure of the Corporation during the Restriction Period, the number of Shares of Common Stock subject to restrictions as set forth herein shall be appropriately adjusted and the determination of the Board of Directors of the Corporation as to any such adjustments shall be final, conclusive and binding upon the Employee. Any Shares of Common Stock or other securities received, as a result of the foregoing, by the Employee with respect to Shares subject to the restrictions contained in paragraph 2 above also shall be subject to such restrictions and the certificate(s) or other instruments representing or evidencing such Shares or securities shall be legended and deposited with the Corporation, along with an executed stock power, in the manner provided in paragraph 4 above.

8. Effect of Change in Control. In the event of a Change in Control (as defined in the Plan), the restrictions applicable to any Shares awarded hereby shall lapse, and such Shares shall be free of all restrictions and become fully vested and transferable to the full extent of the original grant.

9. Plan and Plan Interpretations as Controlling. The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. The Plan provides that the Corporation’s Board of Directors may from time to time make changes therein, interpret it and establish regulations for the administration thereof. The Employee, by acceptance of this Agreement, agrees to be bound by said Plan and such Board actions.

10. Termination of the Plan; No Right to Future Grants. By entering into this Restricted Stock Agreement, the Grantee acknowledges: (a) that the Plan is discretionary in nature and may be suspended or terminated by the Corporation at any time; (b) that each grant of Restricted Stock is a one-time benefit which does not create any contractual or other right to receive future grants of Restricted Stock, or benefits in lieu of Restricted Stock; (c) that all determinations with respect to any such future grants, including, but not limited to, the times when the Restricted Stock shall be granted, the number of Shares, the restriction period, and the time or times when any such grants shall vest, will be at the sole discretion of the Corporation; (d) that the Grantee’s participation in the Plan shall not create a right to further employment with the Grantee’s employer and shall not interfere with the ability of the Grantee’s employer to terminate the Grantee’s employment relationship at any time with or without cause; (e) that the Grantee’s participation in the Plan is voluntary; (f) that the value of the Restricted Stock is an extraordinary item of compensation which is outside the scope of the Grantee’s employment contract, if any; (g) that the Restricted Stock is not part of normal and expected compensation for purposes of calculating any severance, resignation, bonuses, pension or retirement benefits or similar payments; (h) that the right to any unvested portion of Restricted Stock ceases upon termination of employment for any reason except as may otherwise be explicitly provided in the Plan or this Restricted Stock Agreement; (i) that the future value of the Restricted Stock is unknown and cannot be predicted with certainty; and (j) the foregoing terms and conditions apply in full with respect to any prior grants of Restricted Stock to Grantee.

11. Governing Law. This agreement is governed by and is to be construed and enforced in accordance with the laws of Delaware. Shares may not be issued hereunder, or redelivered, whenever such issuance or redelivery would be contrary to law or the regulations of any governmental authority having jurisdiction.

IN WITNESS WHEREOF, the parties have agreed that this Restricted Stock Agreement may be executed by electronic signature, and have caused this Restricted Stock Agreement to be duly executed.

Dated: _______________	MONEYGRAM INTERNATIONAL, INC.

By:

PHILIP MILNE President and

Chief Executive Officer

ATTEST:

Vice President — General Counsel
or Assistant Secretary

This Restricted Stock Agreement shall be effective only upon execution by Employee and delivery to and receipt by the Corporation.

ACCEPTED:

Employee